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                                  EXHIBIT 10.6

                             LEASE FOR HEADQUARTERS

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AGREEMENT OF LEASE, made as of this 29th day of April 2003, between ROBERT J.
SABBAGH, GEORGE A. WARDI, and HENRY J. WARDI, individuals with an address located at 8107 Colonial Road, Brooklyn, New York, party of the first part, hereinafter referred to as OWNER, and LORCOM TECHNOLOGIES, INC. a Delaware corporation with offices located at 8515-8517 Fourth Avenue, Brooklyn, New York, party of the second part, hereinafter referred to as TENANT,

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner, Second floor office, In the building known as 8515-8517 Fourth Avenue, In the Borough of Brooklyn, City of New York, for the term of Three (3) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of May, Two Thousand Three, and to end on the 30th Day of April, Two Thousand Six, both dates inclusive, at an annual rental rate of SEE RIDER ANNEXED HERETO, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).
         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's Option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.
         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:

RENT OCCUPANCY

1.   Tenant shall pay the rent as above and as hereinafter provided.
2. Tenant shall use and occupy demised premises for SEE RIDER ANNEXED HERETO and for no other purpose.

TENANT ALTERATIONS:

3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, movable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.






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MAINTENANCE AND REPAIRS

4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licenses, or which arises out of any work, labor, service of equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extend such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyances or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages, for breach of contract. The provisions of the Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

WINDOW CLEANING;

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rule of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use




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     permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, placements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

PROPERTY--LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due the negligence of Owner, its agents, servants or employees. Owner or agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked-up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant. Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, AND OTHER CASUALTY:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth (b) If the demised premises are partially damaged or rendered partly unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable (c) if the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thence forth shall cease until the








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     date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvagable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor, before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance, if, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

ASSIGNMENT, MORTGAGE, ETC.

11. Tenant, for itself, its heirs, distributes, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT:

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the




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     same to prospective purchasers of mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenants' property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

VAULT, VAULT SPACE, AREA:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

OCCUPANCY:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

BANKRUPTCY:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner, for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises to re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under SS235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.





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          (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:

18. In case of any such default, re-entry, expiration, and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration
     (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

FREES AND EXPENSES:

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for deminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:

21. Neither Owner nor Owners's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected on the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent, defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenants to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser mount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

ABILITY TO PERFORM:

27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is


---------
Rider to be added if necessary.

     unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

BILLS AND NOTICES:

28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

SERVICES PROVIDED BY OWNERS:

29. As long as Tenant is not in default under any of the covenants of this lease, Owner shall provide: (a) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.: (b) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (c) Owner reserves the right to stop services of the heating, plumbing, air-conditioning, power systems or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof.

CAPTIONS:

30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS:

31. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter," and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

ADJACENT EXCAVATION--SHORING:

32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS:

33. Tenant and Tenant's servants, employees, agents, visitors, and licenses shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agrees to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of a notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licenses.

SECURITY:

34. Tenant has deposited with Owner the sum of $_______________ as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that TEnant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendor or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further convXXXXXX that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. SEE RIDER.

ESTOPPEL CERTIFICATE:

35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified an in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

SUCCESSORS AND ASSIGNS:

36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Owner:                              /s/ ROBERT J. SABBAGH
                                                --------------------------------
----------------------------------              Robert J. Sabbagh

Witness for Tenant:                             /s/ GEORGE A. WARDI
                                                --------------------------------
----------------------------------              George A. Wardi

                                                /s/ HENRY J. WARDI
                                                --------------------------------
                                                Henry J. Wardi

                                                LORCOM Technologies, Inc.
                                                /s/ HENRY DOIBAN
                                                --------------------------------
                                                Henry Doiban, President/CEO

                                 RIDER TO LEASE
                               DATED: APRIL , 2003

BY AND BETWEEN: ROBERT J. SABBAGH, HENRY J. WARDI and GEORGE A. WARDI, as Landlord, LORCOM TECHNOLOGIES, INC., as Tenant.


IF THERE SHALL BE ANY DUPLICATION, CONFLICT OR INCONSISTENCY BETWEEN ANY TERM, COVENANT OR CONDITION IN THE PRINTED FORM OF THE LEASE AND THIS RIDER, THE TERM, COVENANT OR CONDITION OF THIS RIDER SHALL PREVAIL._____

1. RENT
         The fixed base rent for the demised premises shall be:

         From May 1, 2003 to April 30, 2004 -annually - $38,400.00, monthly - $3,200.00


         From May 1, 2004 to April 30, 2005 -annually - $39,552.00, monthly - $3,296.00

         From May 1, 2005 to April 30, 2006 -annually - $40,738.56, monthly -$3,394.88 plus additional rent as provided herein, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each calendar month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment on the execution hereof. If the commencement date occurs on a day other than the first (1st) day of a calendar month, the fixed rent for such month shall be prorated on a per diem basis.

         If Tenant shall fail to pay when due any rent and/or additional rent and such failure shall continue for a period of ten (10) days after the same shall have become due and payable. Tenant agrees that it shall pay Landlord an administrative charge equal to FIVE ($.05) CENTS for each and every dollar of rent and or additional rent which continues to be so overdue ("Late Charges"). Late charges are not payable as a penalty, but are imposed to partially defray landlord's costs in connection with the late payment of overdue rent and/or additional rent. It is expressly acknowledged and agreed that nothing herein contained shall be deemed or construed as permitting or allowing tenant to make any payment of rent and/or additional rent at a time other than when same shall be required to be paid pursuant to the provisions of this lease. The acceptance of the late charge referred to in this article shall not in any manner preclude landlord from enforcing any of its rights contained elsewhere in this lease.

2. ADDITIONAL RENT

         In addition to the fixed base rent to be paid by Tenant to Landlord, all other payments to be paid by Tenant to Landlord shall be deemed to be, and shall become, additional rent hereunder whether or not the same be designated as such and shall be due and payable within fifteen (15) days from Landlord's demand or together with the next succeeding installment of rent, whichever shall first occur. Landlord shall have the same remedies for Tenant's failure to pay additional rent as for a non-payment of fixed rent.

Landlord, at its election, shall have the right after seven (7) days prior written notice, except in the case of repairs requiring immediate corrective action, to pay or do any act which requires the expenditure of any sums of money by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease. In the event Landlord shall at its election pay such sums or do such acts requiring the expenditure of monies. Tenant agrees to pay Landlord, upon demand, all ;such sums, and the sum so paid by Landlord, together with interest at a rate of twelve percent (12(Degree)/o) thereon, shall be deemed additional rent and shall be payable as such.

3. INDEMNITY OF LANDLORD BY TENANT

         Tenant hereby agrees that Tenant shall and will indemnify and save harmless Landlord from and against all claims for damages whatsoever, caused to any person or to the property of any person occurring during the term of this lease, in on or about the demised premises arising out of or as a result of Tenants occupancy unless said claim is due solely to Landlord's negligence without Tenant contributing thereto. Tenant likewise shall and will indemnify and save harmless Landlord from and against all claims for damage of whatever nature, arising from any accident, injury or damage occurring in or outside of the demised premises where such accident, damage or injury results from any action or omission on the part of Tenant or Tenant's contractors, licensees, agents, servants, employees, or invitees. Tenant shall and will, on written demand, repay to Landlord, as additional rent, any amount that Landlord may be obligated to pay for such damage and the cost and expense of any action or legal proceedings brought against the Landlord by reason of, or in respect to, any claim for such damages, including but not limited to, reasonable attorneys' fees expended, and disbursements incurred, in connection therewith, provided same is not covered by Landlord insurance. Tenant shall be informed by Landlord of any and all claims hereinabove referred to and Tenant shall have the right to defend SUCH claims at Tenant's cost and expense, and by using counsel reasonably satisfactory to 'Landlord.

4. INTENTIONALLY OMITTED

5. LANDLORD'S LIABILITY

         Tenant shall look solely to the interest of Landlord, its successors or assigns, in the land and building known as 8515-8517 Fourth Avenue, Brooklyn, New York, of which the demised premises are a part, for the collection of any judgment recovered against Landlord based upon the breach by Landlord of any of the terms, conditions or covenants of this lease on the part of Landlord to be performed, and not other property or assets of the Landlord. No other property of the Landlord shall be subject to levy execution or other enforcement procedures for the satisfaction of Tenant's remedies under or with respect to either this lease, the relationship of Landlord and Tenant hereunder, or Tenant's use and occupancy of the premises. It is specifically intended that the liability of the Landlord pursuant to this lease shall be limited to that of a corporation the sole asset of which is the real property and building which is the subject of this lease. In no event shall Tenant make any claim against or seek to impose any personal liability upon any principal of any firm or corporation that may hereafter be or become the Landlord.

6. ORDERS OF GOVERNMENTAL AUTHORITIES - ADDENDA TO ARTICLE 6

         Tenant understands that both Landlord and Tenant may from time to time be required to comply with orders or directives of governmental authorities and/or public utility companies serving the building for various purposes including the conservation of energy. The Tenant and Landlord agree that each will and shall be obligated to comply with all such directives provided, however, in no event shall Tenant be required to pay more than 25% of the cost associated with any such directives that relate to the building as a whole, in which the demised premises are a part. In no event shall Tenant be entitled to any abatement of rent or to claim a constructive eviction, nor shall Landlord otherwise incur any liability to Tenant by reason of Landlord's compliance with any such order or directive.

          If at any time during the term of this lease. Landlord expends any sums for alterations or capital improvements to the.building which are required to be made pursuant to any law, ordinance or governmental regulation. Tenant shall pay to Landlord, as additional rent, twenty-five (25%) percent of all such sums, within ten (10) days after demand therefor. If, however, the cost of any such alterations or capital improvements are required to be amortized over a'period of time pursuant to applicable Internal Revenue Code regulations. Tenant shall pay to Landlord, as additional rent, during each year in which occurs any part of the term of this lease, twenty-five (25%) percent of the reasonable annual amortization, with interest, of the cost of such alterations or improvements. For purposes of this provision, the cost of any such alterations or improvements shall be deemed to include the cost of preparing any necessary plans and the fees for filing such plans. The cost of such alterations or improvements shall be reasonably substantiated by Landlord to Tenant.

 7. TENANT'S USE OF THE LEASED PREMISES

A. The Tenant may use and occupy the leased property for a General Office Purposes forany other lawful purpose, and the Tenant shall not use or occupy nor permit the leased property or any part to be used or occupied for any unlawful business, use, or purpose, nor for any business, use, or purpose deemed disreputable or extra-hazardous, nor for any purpose or in any manner which is in violation of any present or future governmental laws or regulations. The Tenant shall promptly, after the discovery of any such unlawful, disreputable, or extrahazardous use take all necessary steps, legal and equitable, to compel the discontinuance of such use and to use and remove any subtenants, occupants, or other persons guilty of such unlawful, disreputable, or extra-hazardous use, the Tenant shall indemnify the Landlord against all costs, expenses, liabilities, losses, damages, injunctions, suits, fines, penalties, claims, and demands, including reasonable counsel fees, arising out of any violation or of defauit in these covenants.

         B. Tenant shall not use the premises in any manner that will constitute waste, nuisance, or unreasonable annoyance (including, without limitation, the use of loudspeakers or sound or light apparatus that can be heard or seen outside the premises) to owners or occupants of adjacent properties.

         C. Tenant shall not do anything on the premises that will cause damage to the premises. The premises shall riot be overloaded. No machinery, apparatus, or other appliance shall be used or operated In or on the premises that will in any manner injure, vibrate, or shake the premises.

         D. Tenant shall not store and/or use any flammable materials in, on or about the demised premises and agrees that it will discontinue (i) storing any such material and (ii) any business practices if either, or both number (i) and
(ii) will result in an increase in insurance rates or the cancellation of insurance with regard to the building in which the -demised premises are a part.

8. LIENS AND ENCUMBRANCES

         Notwithstanding the foregoing. Tenant shall not do any act or make any contract which may create or be the foundation for any lien or other encumbrance upon any interest of the Landlord in any portion of the building or property of which the demised premises form a part. If, because of any act or omission (or alleged act or omission) of Tenant, any mechanic's lien or other lien or charge or order for the payment of money shall be filed against Landlord or any part or portion of the
                  premises of which the demised premises are a part, (whether or not such lien; charge or order is valid or enforceable as such). Tenant will at its own cost and expense cause the same to be discharged of record or bonded within 30 days after notice to the Tenant of the filing thereof, unless a shorter period of time is required pursuant to a mortgage on the demised premises in which case the time period shall be the time period set forth in such mortgage document, and Tenant shall personally indemnify and save harmless Landlord against and from all costs, liabilities, suits, penalties, claims and demands including reasonable counsel fees resulting therefrom. If Tenant fails to comply with the foregoing provisions. Landlord shall have the option of bonding or discharging any such lien, charge or order and the Tenant agrees to reimburse Landlord (as additional rent) with interest at the rate equal to the prime rate as announced by Citibank, N.A. from time to time at its principal office located In New York City plus four (4%) percent per annum, promptly upon demand therefor. In the alternative. Landlord may, in its sole discretion, utilize Tenant's security deposit to discharge any such lien charge or order and Tenant agrees that it shall promptly pay any such security withdrawn as Additional Rent.

9. SUMMARY PROCEEDINGS

                            If the Tenant shall at any time be in default
                   hereunder or shall have breached this lease/ and if Landlord shall institute an action of summary proceeding against Tenant based upon such default or breach, then the Tenant will reimburse the Landlord for the expense of reasonable attorney's fees, costs and disbursements thereby incurred by Landlord so far as the same are reasonable in amount, and the amount of such attorneys' fees, expenses, costs and disbursements, shall be at the option of the Landlord be deemed additional rent hereunder, due and payable on the first day of the month next following the incurring of such expense. Tenant further agrees that no set off or counterclaim whatsoever of any nature will be interposed by or on behalf of Tenant in any such action or summary proceeding.

10. ESTOPPEL CERTIFICATES
                           Tenant shall, without charge at any time and from
                  time to time, within ten(10) days after receipt of a written request by Landlord, certify by written instrument, duly executed, acknowledged and delivered at the direction of Landlord, to any third party specified by Landlord including any mortgagee, assignee/ purchaser, or any other person, firm or corporation specified by Landlord/stating:

         (i) that this lease is in full force and effect and if there has been a modification, that the same is in full force and effect as modified and setting forth such modification;
        (II) whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions thereof on the part of Tenant to be performed or complied with (if sc, specifying the same);
        (iii) any of the agreements, terms, covenants or conditions thereof on the part of Tenant to be performed or complied with (if so, specifying the same);
        (iv) the dates to which rent and additional rents have been paid (or paid in advance) and the amount of security on deposit with Landlord;

        (v) whether or not there exists any defaults in the performance of any provisions of this lease, by the Landlord or the Tenant and if there exists any such defaults, the reasons therefor.

  11. NOTICES

         Notwithstanding anything herein contained to the contrary, every notice, approval, consent or other communication authorized or required by this lease to be served, shall be served in writing and shall be sent by the United States Certified Mail, Return Receipt Requested; if sent to the Landlord, addressed to the Landlord at the address herein-before set forth for Landlord or such other address as Landlord shall designate in writing; if sent to Tenant, addressed to Tenant at the address hereinbefore set forth for Tenant or to Tenant at the demised premises.

  12. QUIET ENJOYMENT


         Tenant shall not make or permit any disturbing noises to be made in the demised premises, except for ordinary construction noises during reasonable hours, by itself, its agents, employees, guests or customers, nor do or permit anything to be done which would inconvenience any other tenants in the building of which the demised premises form a part. Guests, customers and invitees of the Tenant shall not use common areas of the building as "waiting areas" nor shall Tenant permit such persons to disturb other tenants of the building. Tenant shall be liable for all damages to the building of which the demised premises are a part, caused by fcbe Tenant or the Tenant's agents, employees, guests, invitees or customers.

13.INSURANCE

         (a) Tenant covenants and agrees that, prior to taking possession of the demised premises. Tenant shall immediately secure, and thereafter maintain in full force during the term hereof, at its sole cost and expense, comprehensive general personal injury and property damage liability insurance against claims for bodily injury, death and property damage, such insurance to afford minimum protection during the term of this lease, of not less than $1,000,000.00 in respect of bodily injury or death to any one person, of not less than $2,000,000.00 in respect of any one occurrence or accident, and of not less than $500,000.00 for property damage. Such insurance policy or policies shall name Landlord (and such other persons, firms or corporations as are designated by Landlord) and Tenant as insureds. Such policy shall insure against all costs, expenses and/or liability arising out of, or based upon, any and all claims, accidents, injuries and damages whatsoever caused to any person or property, wherein such accident, damage or injury resulted from any act or omission on the part of the Tenant or Tenant's contractors, licensees, agents, invitees, visitors, servants or employees, on or about the demised premises, including the sidewalks and areas adjacent thereto. Each such policy shall be issued by a company licensed to do business in the State of New York, shall be non-cancelable with respect to Landlord and Landlord agents and designees without thirty (30) days' prior written notice to Landlord and Landlord's agents and designees, and a duplicate original thereof shall be delivered to Landlord. Any policy which does not name Landlord as an insured shall contain an express waiver of any right of subrogation against Landlord. Upon failure at any time on the part of the Tenant to procure and deliver, to Landlord the policy or certificate of insurance as provided herein, stamped "premium" paid" by the insuring company at least fifteen days before the expiration of the prior insurance policy or certificate, if any, or to pay the premiums therefore, the Landlord may from time to time, as often as such failure shall occur, procure such insurance and pay the premium therefore, and any sums paid for insurance by the Landlord shall be and become, and hereby are declared to be additional rent under this lease due and payable on the first day of the month following the payment by the Landlord of the said premium. Payment by the Landlord of such premium or the carrying by the Landlord of any such policy shall not be deemed a waiver or release of the default by the Tenant of the within lease and breach of this covenant. Tenant's failure to provide and keep in force the aforesaid insurance shall be regarded as a material breach of this lease entitling Landlord to avail itself of any and all remedies as provided in this lease in the event of default or breach hereunder. Landlord shall be permitted to increase the amount of insurance required herein, provided such increase is reasonable in amount.


          (b) The Tenant covenants that it, will' during the term of this lease pay to the Landlord as additional rent twenty-five (25%) percent, of the cost of (i) fire, extended coverage insurance in such amount as shall be determined by the Landlord, which amount shall not exceed the replacement cost of the building in which the demised premises are a part, and (ii) loss of rent insurance procured by the Landlord. The Tenant agrees to pay the said premiums as they accrue. Such accrued premiums whether or not paid by the Landlord shall be deemed additional rent and due and payable on the next rent day or any subsequent rent day. Payment of such premiums by the Landlord shall not be deemed a waiver of the default in payment by the Tenant, and the Landlord, whether or not he shall have paid such premiums, shall have recourse to all remedies hereinbefore provided in the event of default by the Tenant in the performance of the terms and conditions of this Lease.

 14. SIGNS

         The Tenant must secure Landlord's consent, which shall not be unreasonably withheld, to place and maintain a sign on the front of the building in which the demised premises is located and provided, however, that such sign shall be maintained in compliance with all requirement of any bureau of department of the City of New York or any other bureau or department having jurisdiction thereover and in compliance with any law, statute or ordinance applicable thereto arid further provided that such sign in no way damages any portion of the building and further provided that the general liability insurance hereinabove provided for covers such sign. All fees for permits, license and annual license fees payable for the placing and maintenance of the said sign shall be paid promptly by the Tenant when due, and upon the failure to make such payment, the Landlord shall have the right to pay the same (but this provision shall not be construed to require or obligate the Landlord to pay the same) and add the amount of such payment to any subsequent installment of rent as additional rent, and for the non-payment of which the Landlord shall have the same rights and remedies as provided for the non-payment of the reserved rent.


 15. REPAIRS - ADDENDA TO PROVISION 4 OF PRINTED FORM

         Tenant shall be responsible,,..,at its sole,, cost and expense, for any and all non-structural repairs in and to the demised premises, except for any repairs arising from Landlord's breach of its obligations under this article, and for the removal of any violations resulting from such Tenant's occupancy of the premises. Tenant shall also be responsible for all maintenance and repairs toy' plumbing systems, heating systems, air conditioning systems, and electrical systems servicing the demised premises. Tenant agrees, at its sole cost and expense, to comply with any and all reasonable requests by Landlord necessary to preserve and maintain the fire safety of the demised premises and the building of which it is a part resulting from such Tenant's occupancy of the premises. Tenant further covenants and agrees that it will promptly comply with all requirements of the Board of Fire Underwriters and of the fire insurance company insuring the building of which the demised premises are a part. Landlord covenants and agrees, at its sole cost and expense, to make any structural repairs required to the demised premises, provided such repairs are not necessitated by the negligence, improper care or use of the demised premises by Tenant, its agents, employees, licensees or invitees. To the extent any repairs are necessitated by the negligence, improper care or use of the demised premises by Tenant, its agents, employees, licensees or invitees, Landlord may make such repairs, at Tenant's sole cost and expense and charge the Tenant for such cost as additional rent. For the purposes of this Lease, structural repairs shall mean repairs to the foundation, support beams, exterior walls and roof.

16. GARBAGE REMOVAL

         Tenant agrees to handle and pay the cost of its collection and/or removal of its garbage. All garbage will at all, times be kept in sealed containers in accordance with reasonable requirements established by the Landlord.

         Tenant shall neither encumber nor obstruct the sidewalk in front of the demised premises, nor allow the same to be obstructed nor encumbered in any manner. The Tenant further covenants and agrees to keep the demised premises and hallways free from dirt, rubbish, garbage and at all times broom-swept, and shall employ an exterminator on a regular basis to keep the premises free from vermin, roaches, etc. Tenant agrees that it shall be responsible for the removal of any sidewalk violations caused by Tenant, its patrons or invitees. Tenant shall not store any debris or garbage outside the demised premises. " :

17. SECURITY DEPOSIT

         (a) The Tenant will deposit with Landlord the sum of $6,400.00 upon the execution of this Agreement, to be held as security for the payment of the rent hereunder and for the faithful performance, conditions and covenants of this lease. The deposit is to be returned at the end of the demised term unless there exists a sooner termination or breach of this lease by reason of the Tenant's default, in which case all reasonable expenses, including, but not limited to reasonable attorney's fees, 'caused by the breach of any condition, covenant of this lease and any sums due and unpaid by the Tenant shall be deducted from the security deposit by the Landlord.

         (b) In the event of the assignment and/or subletting all or part of the demised premises. Tenant shall deposit ah amount equal to three (3) months' fixed lease rent, at the time of such assignment and/or subletting, to be held as a security deposit, as provided in paragraph (a) above.

18. END OF TERM

         Tenant acknowledges that possession of the demised premises must be surrendered to Landlord on the expiration date or sooner termination of the term of this Lease. Tenant agrees to indemnify and save Landlord harmless from all reasonable costs, claims, loss or liability resulting from delay by Tenant in so surrendering the demised premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the demised premises as aforesaid will be extremely substantial, will exceed the amount of the monthly installments of the fixed annual rent and additional rent theretofore; payable hereunder, and will be impossible to accurately measure. Tenant therefore agrees that if possession of the demised premises is not surrendered to landlord within forty-eight (48) hours after the expiration date or five (5) days after sooner termination of the term of this Lease, in addition to any other rights or remedies Landlord may have hereunder or at law, and without in any manner limiting Landlord's right to demonstrate and collect any damages suffered by landlord and arising from Tenant's failure to surrender the demised premises as provided herein. Tenant shall pay to Landlord for each month and for each portion of any month during which Tenant holds over in the demised premises after the expiration date or sooner termination of this Lease, a sum equal to three (3) times the aggregate of that portion of the fixed rent and additional rent which was payable under'this .Lease during the last month of the term hereof, for each and every month thereafter. Nothing herein contained shall be deemed to permit Tenant to retain possession of the demised premises after the expiration date or sooner termination of this Lease or to limit in any manner Landlord's right to regain possession of the demised premises through summary proceedings, or otherwise, and no acceptance by Landlord of payments from Tenant after the expiration date or sooner termination of the term of this Lease shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Article 18. The provisions of this
Article 18 shall survive the expiration date or sooner termination of the Lease.

19. BINDING EFFECT

         It Is specifically understood and agreed' that this lease is offered to Tenant for signature subject to Landlord's acceptance and approval, and that Tenant shall have affixed its signature hereto with the understanding that such act shall not, in any way, bind Landlord or its agent until such time as this lease shall have been approved and executed by Landlord and delivered to Tenant.

20. RENT RESTRICTION

         If any of the rent or other monies due under the terms of this Lease shall be or become uncollectible, reduced or required to be refunded because of any Legal Requirement, Tenant shall enter into such agreement(s) and take such other steps as Landlord may reasonably request and as may be legally permissible to permit Landlord to Collect the maximum rents which from time to time during the continuance of such legal r6nt restriction may be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon termination of such legal rent restriction, (a) the rents shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination and (b) Tenant shall pay to Landlord, to the maximum extent legally permissible, an amount equal to (i) the rents or other charges which would have been paid pursuant to this Lease but for such legal restriction less (ii) the rents and payments in lieu of rents paid by Tenant during the period such legal restriction was in effect.

21. AS IS

         Tenant acknowledges that it has inspected the Demised Premises apd agrees to accept possession thereof in its current "as-is" physical condition, it being understood and agreed that Landlord shall not be obligated to make any improvements, alterations or repairs to the Demised Premises. Ten'ant agrees to promptly pay or remove all violations assessed against the demised premises which relate to Tenants use and/or occupancy of the Demised Premises whether or not of'record. Landlord shall be permitted to charge Tenant additional rent for unpaid violations arid/or corrective work required for the removal of any such violations paid by the Landlord.

22. MODIFICATION

         This LEASE may not be changed orally/but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

23. INSPECTION OF PREMISES

         Landlord shall have the right to inspect the demised premises during regular business hours.

24. ASSIGNMENT AND SUBLETTING

A. If Tenant's interest in this lease is assigned/ whether or not in violation of the provisions of this lease. Landlord may collect rent from the assignee; if the demised premises or any part thereof are sublet to, or occupied by/ or used by, any person other than Tenant, whether or not in violation of this lease. Landlord, may collect rent from the subtenant, user or occupant. In either case. Landlord shall apply the net amount collected to the rents reserved in thi&lease^' but neither any such assignment, subletting, occupancy, nor use, nor any such collection or application shall be deemed a waiver of any terms, covenant or condition of this lease or the acceptance by Landlord or such assignee, subtenant, occupant or user as a tenant. The consent by Landlord to any assignment, subletting, occupancy or use shall not relieve Tenant from its obligation to obtain the express prior written consent of Landlord to any further assignment, subletting, occupancy or use. Tenant agrees to pay to Landlord any reasonable counsel fees incurred by Landlord in an amount not to exceed $750.00,in connection with any proposed assignment of Tenant's interest in this lease or any proposed subletting of the demised premises or any part thereof. Neither any assignment of Tenant's interest in this lease nor any subletting, occupancy or use of the demised premises or any part thereof by any person other than Tenant, nor any collection of rent by Landlord from any person shall in any circumstances relieve Tenant of Tenant's obligations fully to observe and perform the terms, covenants and conditions of this lease on Tenant's part to be observed and performed-

          B. If Tenant shall desire to assign this lease or to sublet the demised premises, Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall contain or be accompanied by the following information; (i) the name and address of the proposed assignee or subtenant; (ii) a duplicate original or photocopy of the executed assignment agreement or sublease; (iii) the nature and character of the business of the proposed assignee or subtenant and its proposed use of the demised premises; and (iv) banking, financial and other credit information with respect to the proposed assignee or,subtenant reasonably sufficient to enable Landlord to determine the financial responsibility of the proposed assignee or subtenant.

         C. Landlord shall then not unreasonably withhold consent to the proposed assignment or subletting of all or part of the demised premises, provided that Tenant is not then in default under this lease and, further provided that the following further conditions shall be fulfilled:

            1. The subletting or assignment; shall be to a Tenant whose occupancy will be in keeping with the use and occupancy of the demised premises as set forth in paragraph 7 hereof. The Landlord shall not be required to accept an Assignee, entitled directly or indirectly to diplomatic or sovereign immunity.
            2. Tenant shall reimburse Landlord on demand for any reasonable costs that may be incurred in connection with any assignment or sublease, including, without limitation, the reasonable costs of making investigations as to the acceptability of the proposed assignee or subtenant, and legal costs incurred in connection with the granting of any requested consent; and

            3. In case of a subletting, it shall be expressly subject to all of the obligations of Tenant under this lease and the further condition and restriction that the sublease shall not be assigned, encumbered or otherwise transferred without the prior written consent of Landlord in each instance.

            4. The Assignee or Sublessee is subject to service of process in and the jurisdiction of the courts of the State of New York.

         D- No permitted or consented to assignment or subletting shall be effective or valid for any purpose whatsoever unless and until a counterpart of the assignment or a counterpart or reproduced copy of the sublease shall have been first delivered to the Landlord, and, in the event of an assignment, the Tenant shall deliver to Landlord a written agreement executed and acknowledged by the Tenant and such assignee in recordable form wherein such assignee shall assume jointly and severally with Tenant the due performance of this lease on Tenant's part to be performed to the full end of the term OF this lease notwithstanding any other !or further assignment.

         E. For purposes of this article, the term "assignment" shall be deemed to include, but shall not be limited to the following, whether occurring at any one time or over a period of time through a series of transfers: (i) the sale or transfer of all or substantially all of the assets of, or the sale, assignment or transfer of any issued or outstanding capital stock which results in a change in the controlling interest of, any corporation which directly or indirectly is Tenant under this Lease or is a general partner of any partnership which directly or indirectly is Tenant under this Lease, (ii) the issuance of any additional stock, if the issuance of such additional stock will, result in a change of the controlling stock ownership of such corporation as held by the shareholders thereof when such corporation became Tenant under this Lease, and
(iii) the sale, assignment or transfer of a general partner's interest in the partnership^jwhich js Tenant under this Lease. Any subsequent transfer shall require the consent of the Landlord as provided herein.

         F. Landlord agrees thgit it shall accept or reject any request for an assignment or subletting of the demised premises Within fifteen (15) days after actual receipt of written notice of Tenant's desire to sublet or assign the premises provided Tenant has satisfied all of the requirements set forth in t^ais.Arti.cie


24.


25. NO WARRANTY AS TO FITNESS OF DEMISED PREMISES

         Tenant accepts the building, improvements and personalty on the leased premises in their present state, except for Landlord's work to be completed as set forth in paragraph 38 hereof, and without any representation or warranty by the Landlord as to the condition of such property or as to its use. The Landlord shall not be responsible for any latent defect or change of condition in such building, improvements, and personalty, and the rent shall in no event be withheld or diminished on account of any defect in such property, any change in the conditions, any damage occurring thereto, or the existence of ANY violations of the laws or regulations of any governmental authority.

         The Landlord makes no representation that the Certificate of Occupancy or any local laws or ordinances permit the intended use of the premises as provided in Article 2 hereof except that annexed hereto is a true and accurate copy of the existing Certificate of Occupancy for the Demised Premises. The Tenant represents that they have made independent inquiries as to the use and occupancy of the demised premises and acknowledges that this lease shall remain in full force and effect even if such use is not permitted by the Certificate of Occupancy.

26. REAL ESTATE TAX

         Tenant shall pay, as additional rent/ twenty-five (25%) percent of all real property taxes and general and special assessments levied and assessed against the land and buildings in which the demised premises, '^re a part known as Block 6035 , Lot 4, Brooklyn, New York (the "Buildings").

         Each year the Landlord shall notify the Tenant of the real property taxes and together with such notice shall furnish Tenant with a copy of the current years tax bills. Tenant shall reimburse Landlord-tor its share of the real property taxes and general and special assessments, with such paynneh&'ito be due to Landlord on July 1 and January 1 of each year and within ten (1'6) days after written notification thereof.

         Landlord's failure during tile lease/term to prepare and deliver any of the foregoing tax statements or Landlord's failure to make a demand for additional rent due hereunder shall not in any way waive or cause Landlord to forfeit or surrender its rights to collect any of the foregoing items of additional rent which may have become due during the term of this Lease. Tenant's liability for the amounts due under this Paragraph shall survive the expiration of the term of this Lease. In no event shall any tax adjustment hereunder result IN A decrease in the Basic Rent.

27. SERVICE OF PROCESS

         The Tenant represents that it is subject to service of process in the State of New York and covenants^ nat it will remain so throughout the term of this Lease and any renewals thereof. If for any reason the Tenant should cease to be so subject to service of process in the State of New York, the Tenant hereby designates and appoints, without power of revocation, the President of the Tenant and his successor(s) as its agent for Service of process, and if such agent shall cease to act or otherwise cease to be subject to service of process in the State of New York, the, Secretary of State of the State of New York, as the respective agents of the Tenant upon whom may be served all process, pleadings, notices or other papers which may be served upon the Tenant as a result of any of its obligations under this Lease.

 28. CONSENT TO JURISDICTION

         The Tenant irrevocably and unconditionally (a) agrees that any suit, action or other legal proceedings arising out of this Agreement may be brought in the courts of record of the State of New York in Kings County or the courts of the United States, Eastern District of New York; (b) consents to jurisdiction of each such court in any such suit, action or proceeding; and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts. The Tenant agrees and consents that any such service of process upon such agent and written notice of such service to the Tenant in the manner set forth above shall be taken and held to be valid personal service upon the Tenant whether or not the Tenant shall then be doing, or at any time shall have done, business within the State of New York and that any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity "and requirements of such service in the State of New York and waives all claim of error by reason of any such service. Such agent shall not have any power or authority to enter any appearance or to file any pleadings in connection with any suit, action or other legal proceedings against the Tenant or to conduct the defense of any such suit, action or any other legal proceeding except as expressly authorized by the Tenant.

29. SUPPLEMENTING ARTICLE

         Landlord's consent shall not be required for minor changes to the demised premises ^uch as painting, carpeting, wallcoverings, and installation of computer systems, cabinets and shelves. All other renovations, additions, installations, improvements and/or alterations of any kind or nature in the demised premises (herein 'Tenant's Changes") shall require the prior written consent of Landlord thereto which, in the case of non-structural interior Tenant's Changes, Landlord agrees not to unreasonably withhold. In granting its consent to any Tenant's Changes, Landlord may impose such conditions (as to guarantee of completion, payment, restoration and otherwise including, the requirement of Tenant to post a bond to insure the completion of Tenant's Changes) as Landlord may require. In no event shall Landlord be required to consent to any Tenant's Change which would adversely affect the proper functioning of the mechanical, electrical, sanitary or other service systems of the building. At the time Tenant 'requests Landlord's written consent to any Tenant's Changes, Tenant shall deliver to Landlord detailed plans and specifications therefor. Tenant shall pay any fees or expenses incurred by Landlord in connection with

LANDLORD'S SUBMITTING SUCH PLANS AND SPECIFICATIONS, IF IT SO CHOOSES, TO AN ARCHITECT OR ENGINEER SELECTED BY LANDLORD FOR REVIEW OR EXAMINATION AND/OR FOR SUPERVISION DURING PERFORMANCE OF TENANT'S CHANGES. LANDLORD'S APPROVAL OF ANY PLANS OR SPECIFICATIONS DOES NOT RELIEVE TENANT FROM THE RESPONSIBILITY FOR THE LEGAL SUFFICIENCY AND TECHNICAL COMPETENCY THEREOF. TENANT BEFORE COMMENCEMENT OF ANY TENANT'S CHANGES SHALL:

         1. OBTAIN THE NECESSARY CONSENTS, AUTHORIZATIONS AND LICENSES FROM ALL FEDERAL, STATE AND/OR MUNICIPAL AUTHORITIES HAVING JURISDICTION OVER SUCH WORK.

         2. FURNISH TO LANDLORD A CERTIFICATE OR CERTIFICATES OF WORKMEN'S COMPENSATION INSURANCE COVERING ALL PERSONS WHO WILL, PERFORM TENANT'S CHANGES FOR TENANT OR ANY CONTRACTOR, SUBCONTRACTOR OR OTHER PERSON.

         3. OBTAIN A BOND WITH A SURETY COMPANY AUTHORIZED TO DO BUSINESS IN THE STATE OF NEW YORK AS SURETY THEREON, TO INDEMNIFY AND SAVE HARMLESS THE LANDLORD FROM ALL CLAIMS, EXPENSES AND DAMAGES BY REASON OF THE INSTALLATION, PERFORMANCE OF ANY OF THE SAID WORK, OR OF THE FURNISHING OF ANY MATERIALS.

         TENANT SHALL, UPON COMPLETION OF ALTERATIONS, OBTAIN A CERTIFICATE OR CERTIFICATES OF OCCUPANCY OR LETTERS OF COMPLETION WITH RESPECT TO ANY AND ALL TENANT'S CHANGES WHERE SUCH IS REQUIRED BY THE MUNICIPAL AUTHORITIES HAVING JURISDICTION OVER SUCH WORK.

         TENANT AGREES TO INDEMNIFY AND SAVE LANDLORD HARMLESS FROM AND AGAINST ANY AND ALL BILLS FOR LABOR PERFORMED AND EQUIPMENT, FIXTURES AND MATERIALS FURNISHED TO TENANT AND APPLICABLE SALES TAXES THEREON AS REQUIRED BY NEW YORK LAW, AND FROM AND AGAINST ANY AND ALL LIENS, BILLS OR CLAIMS THEREFOR OR AGAINST THE DEMISED PREMISES OR THE BUILDING AND FROM ARID AGAINST ALL LOSSES, DAMAGES, COSTS, EXPENSES, SUITS AND CLAIMS WHATSOEVER IN CONNECTION WITH TENANT'S CHANGES. THE COST OF TENANT'S CHANGES SHALL BE PAID FOR IN CASH OR ITS EQUIVALENT, SO THAT THE DEMISED PREMISES AND THE BUILDING SHALL AT ALL TIMES BE FREE OF LIENS FOR LABOR AND MATERIALS SUPPLIED OR CLAIMED TO HAVE BEEN SUPPLIED.

         TENANT, AT ITS EXPENSE, SHALL CAUSE ANY TENANT'S CHANGES CONSENTED TO BY LANDLORD TO BE PERFORMED IN COMPLIANCE WITH ALL APPLICABLE REQUIREMENTS OF INSURANCE BODIES HAVING JURISDICTION AND IN SUCH MANNER AS NOT TO INTERFERE WITH, DELAY OR IMPOSE ANY ADDITIONAL EXPENSE UPON THE LANDLORD IN THE MAINTENANCE OR OPERATION OF THE BUILDING AND SO AS TO MAINTAIN HARMONIOUS LABOR RELATIONS IN THE BUILDING. TENANT HEREBY AGREES TO REMOVE ALL TENANT CHANGES PRIOR TO THE EXPIRATION OF THIS AGREEMENT AND SHALL RESTORE THE DEMISED PREMISES TO THE CONDITION EXISTING AS OF THE COMMENCEMENT HEREOF.

         IF THE PERFORMANCE OF TENANT'S CHANGES SHALL INTERFERE WITH THE COMFORT AND/OR CONVENIENCE OF OTHER TENANTS IN THE BUILDING OR SHALL CAUSE DAMAGE TO OR OTHERWISE INTERFERE WITH THE OCCUPANCY OF ADJACENT BUILDINGS. TENANT SHALL UPON LANDLORD'S DEMAND REMEDY OR REMOVE THE CONDITION OR CONDITIONS COMPLAINED OF. TENANT FURTHER COVENANTS AND AGREES TO INDEMNIFY AND SAVE LANDLORD HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, DAMAGES, COSTS, EXPENSES, SUITS AND DEMANDS WHATSOEVER MADE OR ASSERTED AGAINST LANDLORD BY REASON OF THE FOREGOING.


30. HAZARDOUS MATERIALS

         TENANT SHALL NOT CAUSE OR PERMIT ANY HAZARDOUS MATERIALS (HEREINAFTER DEFINED) TO BE USED, STORED, TRANSPORTED, RELEASED, HANDLED, PRODUCED OR INSTALLED IN, ON OR FROM THE DEMISED PREMISES OR THE BUILDING. "HAZARDOUS MATERIALS", AS USED HEREIN, SHALL MEAN ANY FLAMMABLES, EXPLOSIVES, RADIOACTIVE MATERIALS, HAZARDOUS WASTES, HAZARDOUS AND TOXIC SUBSTANCES OR RELATED MATERIALS, ASBESTOS OR ANY MATERIAL CONTAINING ASBESTOS, OR ANY OTHER SUBSTANCE OR MATERIAL AS DEFINED BY ANY FEDERAL, STATE OR LOCAL ENVIRONMENTAL LAW, ORDINANCE, RULE OR REGULATION INCLUDING, WITHOUT LIMITATION, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, THE

HAZARDOUS MATERIALS TRANSPORTATION ACT, AS AMENDED, THE RESOURCE CONSERVATION AND RECOVERY ACT, AS AMENDED, AND IN THE REGULATIONS ADOPTED AND PUBLICATIONS PROMULGATED PURSUANT TO EACH OF THE FOREGOING. NOTWITHSTANDING THE FOREGOING. TENANT SHALL BE PERMITTED TO USE, STORE, HANDLE AND TRANSPORT HAZARDOUS MATERIALS APPROPRIATE FOR THE PERFORMANCE OF THE SERVICES PERMITTED UNDER THE TERMS OF THIS AGREEMENT PROVIDED TENANT SHALL MAINTAIN ALL RESPONSIBILITY FOR THE SEPARATION AND DISPOSAL OF SUCH ITEMS AND SHALL INDEMNIFY AND HOLD HARMLESS THE LANDLORD AGAINST ANY COST AND EXPENSES, INCLUDING BUT NOT LIMITED TO REASONABLE ATTORNEYS' FEES, FINES AND PENALTIES IMPOSED AGAINST THE LANDLORD OR THE BUILDING FOR THE IMPROPER SEPARATION, USE AND/OR DISPOSAL OF SUCH ITEMS.

31. INTENTIONALLY OMITTED

32. DISSOLUTION OR MERGER OF TENANT

         The Tenant covenants and agrees that at all times during the term of this Agreement, it will (i) maintain its corporate existence, (ii) continue to be a corporation subject to service of process in the State and either organized under the laws of the State, or organized under the laws of any other state of the United States and duly qualified to do business as a foreign corporation in this State, (iii) not liquidate, wind-up or dissolve or otherwise dispose of all or substantially all of its property, business or assets remaining after the execution and delivery of this Agreement/and (iv) not consolidate with or merge into another corporation or permit one or more corporations to consolidate with or merge into it. The Tenant may, however, without violating the foregoing, consolidate with or merge into another corporation, or permit one or more corporations to consolidate with or merge into it, or sell or otherwise transfer all or substantially all of its property, business or assets to another such corporation (and thereafter liquidate, wind-up or dissolve or not, as the Tenant may elect) if the Tenant is the surviving corporation. The Tenant further covenants and agrees that it is and throughout the term of this Agreement will continue to be duly qualified to do business in the State and that any corporation succeeding to the rights of the Tenant under this Agreement shall be and continue to be duly qualified to do business in the State.


33. UTILITIES AND OTHER SERVICES I

         Except as herein specifically provided, durjng the demised term. Landlord shall not be required to furnish or supply any services to Tenant and/or the Demised Premises including, without limitation, eleofc^city, air-conditioning, gas, hot or cold water or steam. Any such services shall be furnished by Tenant at Tenant's sole cost and expense. Tenant shall pay one hundred percent (100%) 0f all water consumed and for all sewer charges relating to the Demised Premises if such premises is separately metered or twenty-five (25(Degree)/o) percent of all water and sewer charges related to the building in which the Demised Premises are a part in the event the building is serviced by a single meter. Tenant shall pay to Landlord twenty-five (25%) percent of the cost of providing heat to the building in which the Demised Premises are a part. Landlord shall be responsible for the maintenance and repairs to the heating unit and if Landlord fails to maintain or repair the heating unit after three
(3) business days, with prior written notice to Landlord, the Tenant may make reasonable repairs to such heating unit and deduct the cost thereof from the rent next due to Landlord after having presented documentation thereof to Landlord.

34. PERMITS, LICENSES, ETC.

         Tenant shall, at its own cost and expense, obtain any and all permits, licenses and/or certificates, of whatsoever kind or nature, from any and all authorities having jurisdiction over the demised premises necessary or required for the occupation and use of the demised premises as provided for in this lease.

 35. MISCELLANEOUS .

         A. Intentionally omitted.

         B. The terms "person" and "persons" as used in this lease shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities.

         C. No receipt of monies by Landlord from Tenant, after any reentry or after the cancellation or termination of this lease in any lawful manner, shall reinstate the lease; and after the service of notice to terminate this lease, or after the commencement of any action, proceeding or other remedy. Landlord may demand, receive and collect any monies due, and apply them on account of Tenant's obligations under this lease but without in any respect affecting such notice, action, proceeding or remedy, except that if a money judgment is being sought in any such action or.proceeding, the amount of such judgment shall be reduced by such payment.

         D. If Tenant is in arrears in.;jkhe payment of fixed rent or additional rent. Tenant waives its right, if any, to designate the items in arrears against which any payments made by Tenant are to be credited and Landlord .nay apply any of such payments to any such items in arrears as Landlord, in its sole discretion, shall determine, irrespective of any designation or request by Tenant o as"$o the items against which any such payments shall be credited.

          E. No payment by Tenant nor receipt by Landlord of a lesser amount than may be required to be paid hereunder shalk'be deemed to be other than on account of any such payment, nor shall any endorsement or statement on any check or any letter accompanying any check tendered' as payment be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such payment due or pursue any other remedy in this lease provided.
 :
         F. If in this lease it is provided that Landlord's consent or approval as to any matter will not be unreasonably withheld, and it is established by a court or body having final jurisdiction thereover that Landlord has been unreasonable, the only effect of such finding shall be that Landlord shall be deenjied to have given its consent or app.-qval and the prevailing party shall be entitled to reasonable attorney's fees costs and expenses relate thereto not to exceed $1,500.00; but Landlord shall not be liable to Tenant in any respect for money damages by reason of withholding its consent, provided, however, that in the event that Tenant should obtain an unappealable'final judgment that Landlord acted in a willful or capricious manner in denying such consent, then the foregoing limitations shall not apply.

         G. Tenant represents that it will not engage in any activity on the premises during the term of this lease that will result in the demised premises being subject to forfeiture. In the event of a breach of this representation or covenant, this Agreement shall be immediately terminated if such activity ,is not discontinued within three (3) days after written notice thereof, and the Landlord shall be permitted to commence a holdover proceeding to remove Tenant from the demised premises. This remedy shall be in addition to all other remedies available to the Landlord.

         H. If after default In payment of rent or violation of any other provision of this Lease, or upon the expiration of this Lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures, moveable office equipment and furniture, or property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall become the property of the owner of the building, or if the owner elects, all or part of such fixtures, equipment, furniture and other property may be removed from the premises by owner at Tenant's expense. "

           I. If the building containing the premises shall be sold or leased or the lease thereof sold, lessor shall be relieved of all obligations hereunder, if the purchaser or lessee of the building shall have agreed to perform all bbi'igations of lessor hereunder.

          J. Tenant shall and does hereby agree'to attorn to each and every mortgagee of the Building or its assigns and to reorganize such mortgagee or its respective assigns as its Landlord. Tenant hereby constitutes and appoints Landlord Tenant's attorney-in-fact to execute and deliver any such agreement for and on behalf of Tenant.


            If, in connection with the procurement, continuation or renewal of any financing for which the land and/or the Building represents security in whole or in part, a bank or institutional lender shall request reasonable modification of this Lease as a condition of such financing. Tenant will not withhold consent thereto, provided that such modifications do not materially increase the obligations of Tenant under this Lease or materially and adversely affect any rights of Tenant thereunder. Tenant shall Consent or object to such modification within twenty (20) days following Landlord's request, and any modifications not objected to within such twenty (20), day period shall be deemed consented to by Tenant. If Tenant shall object to a materially adverse modification. Landlord may demand in writing thatTenant consent thereto or surrender this Lease, in which event, if Tenant does not consent thereto within twenty (20) days after such demand, Tenant's Lease shall terminate as of the 30th day following such demand.

         K. Landlord reserves the right, without liability to Tenant and without constituting any (Claim of constructive eviction, to stop or interrupt any heating, water, or other service, and to stop or interrupt any permitted use of any building facilities, at such times as may be necessary and for as long as may reasonably be required by reason of accidents, strikes, or the making of repairs, alterations or improvements, or inability to secure a proper supply of fuel, steam, water, electricity, labor or supplies, or by reason of any other similar or dissimilar cause beyond the reasonable control of Landlord. No such stoppage or interruption shall entitle Tenant to any diminution or abatement of rent or other compensation, nor shall this lease or any of the obligations of Tenant be affected or reduced by reason of any such stoppage or interruption.

36. ADDITIONAL PROVISIONS:

         A. If after default in payment of rent or Violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any removable trade fixtures, machinery or other personal property installed by Tenant prior to such default, removal, expiration of lease, or prior to the issuance of the Final order or Execution of the Warrant, then and in that event, the said fixtures, machinery and personal property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

         B. Tenant shall keep all plate window glass in the said demised premises insured and such policy of insurance shall include landlord therein as a party assured and in the event tenant neglects to keep said plate window glass insured and loss or injury occurs thereto, said tenant shall replace the same at its own cost and expense, and in case of injury or damage to said plate window glass and tenant having failed to replace the same, landlord may cause such damage to be replaced and charge the same to tenant and collect the same as additional rent under the lease with any rent then due or thereafter to become due and further, in the event tenant fails to deliver such policy of insurance to landlord within ten (10) days after commencement of the term of this (ease, landlord may, with no obligation to do so, secure such insurance at tenant's expense and collect same as additional rent. Any policy purchased by landlord, not to exceed one year. Interim binder acceptable until certificate issued.

         C. LANDLORD AND TENANT HEREBY AGREE THAT THIS LEASE OR ANY MEMORANDUM THEREOF SHALL NOT BE RECORDED IN WHOLE OR IN PART OR IN ANY OTHER FORM, EXCEPT BY LANDLORD AT LANDLORD'S OPTION.


                                              /S/ ROBERT J. SABBAGH, LANDLORD
                                              -------------------------------

                                              /S/ HENRY J. WARDI, LANDLORD
                                              ----------------------------

                                              /S/ GEORGE A. WARDI, LANDLORD
                                              -----------------------------


                                              LORCOM TECHNOLOGIES, INC.


                                              BY: /S/ HENRY DOIBAN, PRESIDENT
                                              -------------------------------


















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